                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                      FORM 8-K

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):September 11, 1996


                                  SURVIVAL TECHNOLOGY, INC.
         --------------------------------------------------------------------
                 (Exact name of registrant as specified in its charter)

                 Delaware                 0-5958           52-0898764
         ---------------------------     --------      ---------------------
         (State or other jurisdiction   (Commission      (I.R.S. employer
                of incorporation)       file number)    identification no.)

           2275 Research Boulevard, Rockville, MD                   20850
         ----------------------------------------                -----------
         (Address of principal executive offices)                 (Zip code)


         Registrant's telephone number, including area code: (301) 926-1800
                                                             --------------
                                   Not Applicable
         ------------------------------------------------------------------
            (Former name or former address, if changed since last report)



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Item 5.  Other Events.

     On September 11, 1996, Survival Technology, Inc. ("STI" or the "Registrant") entered into an Agreement and Plan of Merger ("Agreement") with Brunswick Biomedical Corporation ("Brunswick"), the holder of approximately 61.1% of the Registrant's outstanding shares of common stock.

     As previously reported, in connection with STI Board approval of the transaction between the Sarnoff estate and Brunswick, Brunswick agreed to various measures designed to protect the interests of STI minority stockholders. As part of those measures, Bruce M. Dresner and E. Andrews Grinstead, III are serving on a special STI Board committee that, among other things, negotiated and approved the Agreement based on a fairness opinion delivered by Lehman Brothers, Inc., the financial advisor retained by the special committee.

     Pursuant to the definitive Agreement, each of Brunswick's outstanding shares of common stock (other than shares held by Brunswick as treasury stock and dissenting shares) will be converted into a right to receive 2.1 shares of STI's common stock. Each of Brunswick's outstanding shares of preferred stock (other than shares held by Brunswick as treasury stock and dissenting shares) will be converted into a right to receive 2.1 shares of STI's common stock and a warrant to purchase .4 shares of STI's common stock at an exercise price of $11.00 per share exercisable for a period of five years following the merger. In addition, STI will assume Brunswick's obligations under outstanding options and warrants. These provisions of the Agreement will result in approximately 1.7 million shares of STI common stock being issued in exchange for the Brunswick stock at the time of the merger and may result in additonal issuances of approximately
1.05 million shares of STI common stock if all options and warrants were exercised and the required consideration were paid. Each of the 1,888,126 shares of STI common stock currently owned by Brunswick will be retired in the merger.

     Consummation of the merger is subject to the receipt of requisite stockholder approvals following distribution of proxy and offering materials and the satisfaction of certain other conditions to closing.

     For information regarding certain of the terms of the Agreement, reference is made to the press release of the Registrant dated September 11, 1996 and a copy of the Agreement, which are attached hereto or incorporated herein by reference as Exhibits.


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

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

    (c)  Exhibits.


         2      Agreement and Plan of Merger dated
                September 11, 1996. (incorporated by
                reference herein from Exhibit 6(a) to Amendment
                No. 1 to Schedule 13D filed by Brunswick
                Biomedical Corporation dated September 13,
                1996).

         2.1    Form of First Amended and Restated
                Certificate of Incorporation of the
                Registrant (incorporated by reference herein from Exhibit 6(b) to Amendment No. 1 to
                Schedule 13D filed by Brunswick Biomedical
                Corporation dated September 13, 1996).

         2.2 Form of Amended and Restated By-Laws of the Registrant (incorporated by reference herein from Exhibit 6(c) to Amendment No. 1 to
                Schedule 13D filed by Brunswick Biomedical
                Corporation dated September 13, 1996).

         99     Press Release dated September 11, 1996.




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                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         SURVIVAL TECHNOLOGY, INC.



Date:  September 12, 1996     By: /s/Jeffrey W. Church
                                 -----------------------------
                                 Jeffrey W. Church
                                 Sr. Vice President-Finance
                                 and Chief Financial Officer
                                 (Principal Financial and
                                 Accounting Officer)



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

                                  EXHIBIT INDEX


                                                  Location in
                                                  Sequentially
                                                  Numbered Copy


2     Agreement and Plan of Merger dated
      September 11, 1996 (incorporated
      by reference herein from Exhibit 6(a)
      to Amendment No. 1 to Schedule 13D
      filed by Brunswick Biomedical
      Corporation dated September 13,
      1996).

2.1   Form of First Amended and  Restated
      Certificate of Incorporation of the
      Registrant (incorporated by
      reference  herein from Exhibit 6(b)
      to Amendment No. 1 to Schedule 13D
      filed by Brunswick Biomedical
      Corporation dated September 13,
      1996).

2.2   Form of Amended and Restated
      By-Laws of the Registrant
      (incorporated by reference herein
      from Exhibit 6(c) to Amendment
      No. 1 to Schedule 13D filed by
      Brunswick Biomedical Corporation
      dated September 13, 1996).

99    Press Release dated September 11,
      1996.                                              6


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